Exhibit 10.3

FIRST AMENDMENT TO TERM NOTE

THIS FIRST AMENDMENT TO TERM NOTE (this "Amendment") is entered into as of March 1, 2019 (the "Effective Date"), by and between 7100 GRADE LANE LLC, a Kentucky limited liability company ("Lender"), and INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation ("Borrower").

RECITALS

A.    On February 29, 2016, Borrower executed and delivered to Lender a Term Note in the original principal amount of $883,800.00 (the "Note"). Capitalized terms used herein, but not otherwise defined, shall have the meanings given to such terms in the Note.

B.    Lender and Borrower desire to modify the terms of the Note pursuant to the terms and conditions of this Amendment.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, the parties hereby agree as follows:

1.          Amendments to the Note. The Note is hereby amended as follows:

1.1      The legend set forth at the top of the Note is hereby amended and restated in its entirety and replaced with the following:

ANYTHING HEREIN TO THE CONTRARY NOTWITHSTANDING, THE EXERCISE OF ANY RIGHT OR REMEDY WITH RESPECT HERETO, THE PAYMENT OBLIGATIONS HEREUNDER AND CERTAIN OF THE RIGHTS OF THE HOLDER HEREOF ARE SUBJECT TO THE PROVISIONS  OF THE INTERCREDITOR AND SUBORDINATION AGREEMENT DATED AS OF March 1, 2019 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), BY AND AMONG BANK OF AMERICA, N.A., AS SENIOR LENDER, 7100 GRADE LANE LLC AS SUBORDINATED LENDER, AND INDUSTRIAL SERVICES OF AMERICA, INC. AND CERTAIN OF ITS SUBSIDIARIES, AS DEBTORS. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS TERM NOTE, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

1.2          Section 1 of the Note is hereby amended and restated in its entirety and replaced with the following:

1.     Rate of Interest.   The outstanding principal balance of this Note will bear interest at a rate per annum of seven and 00/100 percent (7.00%). In no event will the rate of interest hereunder exceed the highest rate permitted by applicable law.

 1.3         Section 2 of the Note is hereby amended and restated in its entirety and replaced with the following:

2.     Payments and Application of Payments.  Beginning on April 30, 2017, and on the last day of each month thereafter until December 31, 2022 (the "Maturity Date"), accrued interest will be due and payable monthly. On the Maturity Date, the entire outstanding principal balance hereunder and all accrued and unpaid interest will be due and payable.

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 1.4       The Note is hereby amended by the insertion of a new Section 5.10 in its proper numerical order, such section to contain, in its entirety, the following:

 Borrower agrees that it will not permit a Change of Control (as defined below) to occur during the term of this Note. In the event a Change of Control occurs, Lender may, in its sole discretion, declare the   outstanding principal balance under this Note, together with all accrued interest thereon, to be immediately due and payable in full, within five business days of written notice to Borrower.

For purposes of this Note, "Change of Control" shall mean (a) any person or entity acquires, directly or indirectly, 51% or more of the aggregate outstanding equity interests in Borrower or (b) the sale or   transfer of all or substantially all assets of Borrower.

2.          Miscellaneous.

 2.1              Section Headings. Section headings in this Amendment are for convenience only and shall not be read as to define, limit or modify any of the terms hereof.

2.2              Entire Agreement. Except as amended by this Amendment, the Note remains in full force and effect. The Note, as amended by this Amendment, constitutes the entire agreement and understanding between the parties hereto relating to the subject matter hereof and all prior agreements, proposals, negotiations, understandings and correspondence between the parties in this regard, whether written or oral, are merged herewith.

2.3              Counterparts; Electronic Signatures. This Amendment may be executed in multiple counterparts, and by the parties hereto on separate counterparts, each of which shall be deemed to be an original, and all of which together shall constitute but one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, portable document format or other electronic means shall be effective as delivery of a manually executed counterpart to this Amendment.

2.4              Allonge. A copy of this Amendment may be attached to the Note as an allonge.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the Effective Date.

LENDER:

7100 GRADE LANE LLC,

a Kentucky limited liability company

By: The Harry Kletter Family Limited Partnership, a Kentucky limited partnership

By: Kletter Holding, LLC,

a Delaware limited liability company,  its General Partner

By:  /s/ Orson Oliver

Orson Oliver, President

SIGNATURE  PAGE TO

FIRST AMENDMENT TO TERM NOTE

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BORROWER:

INDUSTRIAL SERVICES OF AMERICA, INC. By: /s/ Todd L. Phillips Todd L. Phillips, Chief Executive Officer, President and Chief Financial Officer

 Signature Page to First Amendment to Term Note (7100 Grade Lane LLC)

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